ARROW INVESTMENTS TRUST

Arrow Alternative Solutions Fund

Arrow DWA Balanced Fund

Arrow DWA Tactical Fund

Arrow Managed Futures Strategy Fund

Arrow Commodity Strategy Fund

Supplement dated March 23, 2017

to the Prospectus and Statement of Additional Information each dated December 1, 2016

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In the Prospectus, the last sentence under EXCHANGING FUND SHARES should be replaced with the following:

For federal income tax purposes, an exchange of shares of an Arrow Fund for shares of another Arrow Fund of the same Class is treated as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange of shares of an Arrow Fund for shares of another Arrow Fund of the same Class.

In the Prospectus, the 2nd paragraph on page 52 under TAX STATUS, DIVIDENDS AND DISTRIBUTIONS should be replaced with the following:

The Arrow DWA Balanced Fund and the Arrow DWA Tactical Fund intend to distribute substantially all of their net investment income at least annually and net capital gain annually. The Arrow Managed Futures Strategy Fund and the Arrow Commodity Strategy Fund intend to distribute substantially all of their investment income at least quarterly and net capital gain annually. The Arrow Alternative Solutions Fund intends to distribute substantially all of its investment income at least monthly and net capital gain annually. The distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

In the Statement of Additional Information, the last paragraph on page 65 under TAX STATUS should be replaced with the following:

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. The AS Fund will distribute all of its net investment income, if any, at least monthly. The MF Strategy Fund and the Commodity Fund intend to distribute substantially all of their investment income, if any, at least quarterly. The Balanced Fund and the Tactical Fund intend to distribute all of their net investment income, if any, at least annually. Distributions of net capital gain for each Fund, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated December 1, 2016, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933. The Prospectus and Statement of Additional Information may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You should retain this Supplement for future reference.